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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in Amendment No. 1 to the Registration Statement on Form S-1 of our report dated August 13, 1999, on our audits of the financial statements of Edison Schools Inc. as of June 30, 1998 and 1999 and for the years ended June 30, 1997, 1998 and 1999. We also consent to the reference to our firm under the caption "Experts."


                                          PricewaterhouseCoopers LLP



New York, New York


August 16, 1999